File Number: 33-65822
                                             filed Pursuant to Rule 497(e) of
                                                   the Securities Act of 1933

                                                            November 24, 2017



                         PIONEER REAL ESTATE SHARES

            Supplement to the Prospectus and Summary Prospectus,
                           each dated May 1, 2017


On January 1, 2018, Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer") will assume direct responsibility for the day-to-day management of the fund's portfolio. Currently, Amundi Pioneer, the fund's investment adviser, oversees the fund's operations and supervises AEW Capital Management, L.P. ("AEW") as investment subadviser to the fund. AEW will continue to serve as the fund's subadviser through December 31, 2017.

PORTFOLIO MANAGEMENT

On January 1, 2018, Raymond Haddad, a member of Amundi Pioneer's equity team who currently manages REIT investments for other Amundi Pioneer investment portfolios, will assume the day-to-day management of the fund's portfolio. Mr. Haddad is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi Pioneer's affiliates.

Mr. Haddad, Vice President, joined Amundi Pioneer in 2014. Prior to joining Amundi Pioneer, he was a General Partner at Cedrus Capital Management from 2011 to 2014.

INVESTMENT POLICY CHANGES

Currently, the fund may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in the securities of emerging markets issuers.

Effective January 1, 2018, the fund may invest up to 25% of its total assets in securities of non-U.S. issuers, including up to 10% in emerging markets issuers.





                                                                   30653-00-1117
                                       (c) 2017 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC